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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   March 29, 2005
                                                --------------------------------

                              INTEGRAL VISION, INC.
             (Exact name of registrant as specified in its charter)

       Michigan                          0-12728               38-2191935
       --------                          -------               ----------
(State or other jurisdiction           (Commission            (IRS Employer
   of incorporation)                   File Number)         Identification No.)

   38700 Grand River Avenue, Farmington Hills, MI                 48335
   ----------------------------------------------                 -----
      (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code (248) 471-2660
                                                   --------------


                                 Not Applicable
         --------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 7.01 REGULATION FD DISCLOSURE

     On March 29, 2005, Integral Vision, Inc. issued a press release announcing its financial results for the fiscal year ended December 31, 2004. The press release is included herewith as Exhibit 99.1 and is incorporated herein by reference. The information furnished pursuant to this Item 7.01 shall in no way be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          Exhibit 99.1 Press release dated March 29, 2005



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  Integral Vision, Inc.
                                           -------------------------------------
                                                       (Registrant)


Date:   March 30, 2005
                                                    /S/ Mark R. Doede
                                           -------------------------------------
                                                       (Signature)

                                                      Mark R. Doede
                                           President and Chief Financial Officer